                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES,INC., ET AL                  CASE NO.:     03-13272
       DEBTORS                               REPORTING PERIOD:  September, 2004

                            MONTHLY OPERATING REPORT
         FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN
                           20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                                        FORM NO.      ATTACHED      ATTACHED
Schedule of Cash Receipts and Disbursements                                                MOR-1           X             X
   Bank Reconciliation (or copies of debtor's bank reconciliations)                  MOR-1 (CONT.)         X
   Copies of bank statements                                                                               X             X
   Cash disbursements journals
Statement of Operations                                                                    MOR-2                         X
Balance Sheet                                                                              MOR-3           X
Status of Postpetition Taxes                                                               MOR-4                         X
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                       MOR-4           X
   Listing of aged accounts payable                                                        MOR-5           X
Debtor Questionnaire                                                                       MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------        ---------------------------------
Signature of Debtor                            Date

---------------------------------------        ---------------------------------
Signature of Joint Debtor                      Date

---------------------------------------        ---------------------------------
Signature of Authorized Individual*            Date

---------------------------------------        ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:   03-13272
                                               REPORTING PERIOD: September, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                      LASALLE BANK
                       -------------------------------------------------------------------
SEPTEMBER                  INVESTMENT ACCOUNT        ESTATE CHECKING    INVESTMENT ACCOUNT
                       Professional Fee Carve Out                         Sale Proceeds
                               8603339105              5800683731           8603330591
                       --------------------------    ---------------    ------------------
BEGINNING CASH                $ 2,005,996               $ 52,548           $ 95,912,878
CASH - END OF MONTH           $ 2,007,065               $ 97,108           $ 95,219,012

NOTES:
------

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of September 30, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal N.A. pursuant to the terms of the Asset Purchase Agreement ("APA").

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of September 30, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens

ROUGE INDUSTRIES, INC.                               CASE NO.:   03-13272
UNRESTRICTED CASH ACTIVITY -                 REPORTING PERIOD: September, 2004
LASALLE BANK ACCOUNTS
Month ended September 30, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
------------------------------------------
 Beginning Balance                                                        $      54,623.45
 Plus
  Receipts
   Funding from LaSalle Investment Account (#8603330591)                        525,000.00
                                                                          ----------------
  Subtotal - Receipts                                                           525,000.00

 Less
  Disbursements
   Morris Nichols                                                              (125,638.42)
   Development Specialists, Inc.                                                (53,480.64)
   Reed Smith                                                                   (18,120.74)
   State Street                                                                 (15,950.48)
   Eckert Seamans Cherin & Mellott                                              (13,061.80)
   Driggers, Schultz & Herbst                                                   (12,159.46)
   Clark Hill                                                                   (45,693.36)
   Towers Perrin                                                                 (6,801.00)
   Frost Brown & Todd                                                            (5,000.00)
   GoldbergKohnBellBlackRosenbloom & Moritz                                      (5,000.00)
   Manning Ventures                                                              (5,000.00)
   ShawGussisFishmanGlantzWolfson&Towbin                                         (5,000.00)
   Account Resources                                                             (1,900.00)
   DSS Corporation                                                               (1,590.00)
   HCS Resources                                                                 (1,135.05)
   LandAmerica Financial Group                                                     (900.00)
   Unival                                                                          (770.00)
   Rust Consulting                                                                 (603.57)
   Corporate Service Company                                                       (298.00)
   CT Corporation                                                                  (238.33)
                                                                          ----------------
   Subtotal - Disbursements                                                    (318,340.85)
                                                                          ----------------
 Ending Balance - Bank                                                          261,282.60
  Check Float                                                                  (164,174.55)
                                                                          ----------------
 Ending Balance - Book                                                    $      97,108.05
                                                                          ================

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
--------------------------------------------
 Beginning Balance                                                        $  95,912,877.91

 Plus
  Interest                                                                       50,957.17
  Unicare Refunds                                                                   400.00
                                                                          ----------------
  Subtotal - Receipts                                                            51,357.17

 Less
   Estate Check Funding                                                        (525,000.00)
   Clifford Chance                                                             (121,838.72)
   FTI                                                                          (85,935.22)
   Reed Smith                                                                   (12,449.30)
                                                                          ----------------
  Subtotal - Disbursements                                                     (745,223.24)
                                                                          ----------------
 Ending Balance                                                           $  95,219,011.84
                                                                          ================

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
--------------------------------------------------------------------
 Beginning Balance                                                        $   2,005,996.48

 Plus
  Interest                                                                        1,068.77

                                                                          ----------------
 Ending Balance                                                           $   2,007,065.25
                                                                          ================

                                                                          ----------------
ENDING BALANCE - UNRESTRICTED CASH                                        $  97,323,185.14
                                                                          ================

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of September 28, 2004

                                         FEBRUARY         MARCH         APRIL           MAY           JUNE          JULY
                                          Actual          Actual        Actual         Actual        Actual        Actual
                                       -------------  -------------  -------------  ------------  ------------  ------------
Beginning Estate Cash                  $ 113,363,867  $ 101,842,989  $ 102,739,868  $102,302,229  $101,830,400  $ 99,097,267

Satisfaction of Perfected Liens        $           -  $           -  $           -  $          -  $          -  $          -

Pre-Closing Expenses
  Professional Fees                                                                                                   52,906
  Taxes
  Employment Costs Other Than Taxes:
  Severance Costs
  Other Excluded Liabilities                                    750         76,600
                                       -------------  -------------  -------------  ------------  ------------  ------------
    Subtotal - Pre-Closing Expenses    $           -  $         750  $      76,600  $          -  $          -  $     52,906

Post Closing Administrative Expenses:
  Professional Fees                    $     200,000  $     200,000  $     299,753  $    227,228  $    552,916  $    482,150
  Ordinary Course Professionals                               7,082         20,442        21,466        32,505        16,370
  Other Payroll / Support (1)                                 7,080          2,573        82,699       200,441        53,141
  Occupancy Costs                                                 -              -                           -             -
  Insurance                                                 700,250         48,000             -             -             -
  Bank Fees                                   55,557              -              -             -             -         3,750
  Other                                                      12,535              -        10,500        36,534         9,285
  Post-Close Benefits for Separated
   Employees (2)                                            127,653         61,308       264,816     2,017,240        56,252
                                       -------------  -------------  -------------  ------------  ------------  ------------
    Subtotal - Post-Closing Expenses   $     255,557  $   1,054,601  $     432,076  $    606,709  $  2,839,635  $    620,948

                                       -------------  -------------  -------------  ------------  ------------  ------------
Total Expenses                         $     255,557  $   1,055,351  $     508,676  $    606,709  $  2,839,635  $    673,854

Cash Inflows
  Cancellation of LCs                      6,270,000
  Transfer of Funded Professional Fee
   Carve Out                                              2,000,000
  Return of Returned Check Reserve                                                                                   150,000
  Settlement of County Property Taxes
  Other                                    1,966,722                                      78,757        52,906        33,948
  Interest Income (at .7% per year)           54,122         32,482         71,037        56,122        53,596        54,563
                                       -------------  -------------  -------------  ------------  ------------  ------------
Total Cash Inflows                     $   8,290,843  $   2,032,482  $      71,037  $    134,879  $    106,502  $    238,511

Distributions
  Bank One                                 8,000,000
  Cleveland-Cliffs                        11,556,165
  Ford
  Reclamation Claimants
  Unsecured Creditors                                        80,251
                                       -------------  -------------  -------------  ------------  ------------  ------------
Total Distributions                    $  19,556,165  $      80,251  $           -  $          -  $          -  $          -

                                       -------------  -------------  -------------  ------------  ------------  ------------
ENDING ESTATE CASH                     $ 101,842,989  $ 102,739,868  $ 102,302,229  $101,830,400  $ 99,097,267  $ 98,661,923

MEMO
  Cumulative Pmt. of Liabilities
    Assumed by SNA                         5,013,679      7,458,890      7,783,904     8,254,577     8,796,470     8,822,964
  Funds in Disbursement Account                1,000        225,140        305,721

                                          AUGUST       SEPTEMBER     OCTOBER        NOVEMBER      DECEMBER     CUMULATIVE
                                          Actual         Actual      Forecast       Forecast      Forecast       TOTAL
                                       ------------  ------------  ------------  -------------  ------------  -------------
Beginning Estate Cash                  $ 98,661,923  $ 97,971,423  $ 97,323,185  $ 100,882,661  $ 98,592,771  $ 113,363,867

Satisfaction of Perfected Liens        $          -  $          -  $          -  $           -  $          -  $           -

Pre-Closing Expenses
  Professional Fees                                                                                                  52,906
  Taxes                                                                                                                   -
  Employment Costs Other Than Taxes:                                                                                      -
  Severance Costs                                                                                                         -
  Other Excluded Liabilities                                                                                         77,350
                                       ------------  ------------  ------------  -------------  ------------  -------------
    Subtotal - Pre-Closing Expenses    $          -  $          -  $          -  $           -  $          -  $     130,256

Post Closing Administrative Expenses:
  Professional Fees                    $    562,686  $    549,648  $     18,356  $     429,087     $ 412,497  $   3,934,320
  Ordinary Course Professionals               3,501        32,022       217,553        217,553        22,000        590,494
  Other Payroll / Support (1)               172,364        98,102       156,099        156,099       100,500      1,029,098
  Occupancy Costs                                                         3,500          3,500         3,500         10,500
  Insurance                                                                   -              -             -        748,250
  Bank Fees                                                               7,500          7,500         7,500         81,807
  Other                                       5,617        19,382       175,000         25,000        25,000        318,853
  Post-Close Benefits for Separated
   Employees (2)                              1,540         1,510       143,288         33,000        35,031      2,741,637

                                       ------------  ------------  ------------  -------------  ------------  -------------
    Subtotal - Post-Closing Expenses   $    745,707  $    700,664  $    721,296  $     871,738  $    606,027  $   9,454,959

                                       ------------  ------------  ------------  -------------  ------------  -------------
Total Expenses                         $    745,707  $    700,664  $    721,296  $     871,738  $    606,027  $   9,585,214

Cash Inflows
  Cancellation of LCs                                           -     4,224,000              -             -     10,494,000
  Transfer of Funded Professional Fee
   Carve Out                                                                                                      2,000,000
  Return of Returned Check Reserve                                                                                  150,000
  Settlement of County Property Taxes                                                                                     -
  Other                                       1,131           400                                                 2,133,864
  Interest Income (at .7% per year)          54,075        52,026        56,772         58,848        57,512        601,155
                                       ------------  ------------  ------------  -------------  ------------  -------------
Total Cash Inflows                     $     55,206  $     52,426  $  4,280,772  $      58,848  $     57,512  $  15,379,019

Distributions
  Bank One                                                                                                        8,000,000
  Cleveland-Cliffs                                                                                               11,556,165
  Ford                                                                                                                    -
  Reclamation Claimants                                                              1,477,000                    1,477,000
  Unsecured Creditors                                                                                                80,251
                                       ------------  ------------  ------------  -------------  ------------  -------------
Total Distributions                    $          -  $          -  $          -  $   1,477,000  $          -  $  21,113,416

                                       ------------  ------------  ------------  -------------  ------------  -------------
ENDING ESTATE CASH                     $ 97,971,423  $ 97,323,185  $100,882,661  $  98,592,771  $ 98,044,256  $  98,044,256

MEMO
  Cumulative Pmt. of Liabilities
    Assumed by SNA                        8,791,919     8,792,438     9,871,743      9,960,871    10,000,000     10,000,000
  Funds in Disbursement Account

NOTES

 (1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

 (2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

     40611 Privileged and Confidential

ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of September 28, 2004

                                                                    FEBRUARY   MARCH     APRIL        MAY       JUNE       JULY
                                                        BUDGETED     Actual    Actual    Actual      Actual     Actual    Actual
                                                        --------     ------    ------    ------      ------     ------    ------
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
    Professional Fees:
      Transaction & Unpaid Pre-Closing Costs           $ 5,004,708 $  302,104  1,838,585    252,126    152,101    267,653 $        -
    Taxes:
      Sales & Use, Franchise and Other Taxes                           34,605          -          -          -          -          -
      Payroll Taxes                                        495,292    149,236        452          -     17,738          -          -
    Employment Costs Other Than Taxes:
      Accrued Wages                                      2,300,000  1,525,640        700          -          -          -          -
      Unprocessed Insurance Claims                         200,000          -          -          -          -          -          -
      Incurred But Not Reported Insurance Claims           800,000          -    368,416          -          -          -          -
      Life and Disability Insurance                        700,000     83,647          -          -          -          -          -
      Post Petition Postemployment Cost Reserve            200,000          -     15,289          -          -          -          -
      Other Employment Costs (Trust Fund)                  300,000    129,119     78,695      2,174          -          -          -
    Other Excluded Liabilities                                   -     37,654         14      1,786          -          -          -
                                                       ----------- ---------- ---------- ---------- ---------- ---------- ----------
Total Pre Closing Date Administrative & Lien Expenses  $10,000,000 $2,262,005 $2,302,150 $  256,087 $  169,839 $  267,653 $        -

POST CLOSING ADMINISTRATIVE EXPENSES
      Post Closing Professional Fees                             -          - $   20,102          - $   79,364 $  186,802 $   14,995
      Estate Contract Pay (1)                                    -          -          -          -          -          -
      D&O Insurance                                              -          -          -          -          -          -
      Ordinary Course Professionals                              -          -          -          -      3,059          -
      Bank Fees                                                  -          -          -          -          -          -
      Occupancy Costs                                            -          -          -          -          -          -
      Ad Hoc Clerical Support                                    -          -          -          -          -          -
      Other                                                      -          -          -          -          -     79,521
      Post Close Benefits for Separated Employees (2)            -     95,634    122,958     68,928    218,412      7,918     11,499
                                                       ----------- ---------- ---------- ---------- ---------- ---------- ----------
Total Post Closing Administrative Expenses             $         - $   95,634 $  143,060 $   68,928 $  300,834 $  274,240 $   26,494

                                                       ----------- ---------- ---------- ---------- ---------- ---------- ----------
TOTAL EXPENSES                                         $10,000,000 $2,357,639 $2,445,210 $  325,015 $  470,673 $  541,893 $   26,494
                                                       ----------- ---------- ---------- ---------- ---------- ---------- ----------

    Morgan Joseph fee (paid at close)                               2,656,040
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

CUMULATIVE                                                         $5,013,679 $7,458,890 $7,783,904 $8,254,577 $8,796,470 $8,822,964
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

                                                          AUGUST      SEPTEMBER    OCTOBER     NOVEMBER     DECEMBER
                                                          Actual       Actual      Forecast    Forecast     Forecast       TOTAL
                                                          ------       ------      --------    --------     --------       -----
PRE CLOSING DATE ADMINISTRATIVE & LIEN EXPENSES
    Professional Fees:
      Transaction & Unpaid Pre-Closing Costs            $        -   $         -  $        -  $        -   $        -  $  2,812,569
    Taxes:
      Sales & Use, Franchise and Other Taxes                     -             -           -           -            -        34,605
      Payroll Taxes                                              -             -           -           -            -       167,425
    Employment Costs Other Than Taxes:
      Accrued Wages                                              -             -           -           -            -     1,526,340
      Unprocessed Insurance Claims                               -             -           -           -            -             -
      Incurred But Not Reported Insurance Claims                 -             -     212,913      39,129       39,129       659,586
      Life and Disability Insurance                              -             -     216,353           -            -       300,000
      Post Petition Postemployment Cost Reserve                  -             -           -           -            -        15,289
      Other Employment Costs (Trust Fund)                        -             -           -           -            -       209,988
    Other Excluded Liabilities                                   -             -      50,000      50,000            -       139,454
                                                        ----------    ----------  ----------  ---------    ---------   ------------
Total Pre Closing Date Administrative & Lien Expenses   $        -   $         -  $  479,266  $   89,129   $   39,129  $  5,865,256

POST CLOSING ADMINISTRATIVE EXPENSES
      Post Closing Professional Fees                    $        -   $         -  $  600,039  $        -   $        -  $    901,301
      Estate Contract Pay (1)                                                                                                     -
      D&O Insurance                                                                                                               -
      Ordinary Course Professionals                                                                                           3,059
      Bank Fees                                                                                                                   -
      Occupancy Costs                                                                                                             -
      Ad Hoc Clerical Support                                                                                                     -
      Other                                                                                                                  79,521
      Post Close Benefits for Separated Employees (2)      (31,045)          520                                            494,822
                                                        ----------    ----------  ----------  ----------   ----------  ------------
Total Post Closing Administrative Expenses              $  (31,045)   $      520  $  600,039  $        -   $        -  $  1,478,703

                                                        ----------    ----------  ----------  ----------   ----------  ------------
TOTAL EXPENSES                                          $  (31,045)   $      520   1,079,305  $   89,129   $   39,129  $  7,343,960
                                                        ----------    ----------  ----------  ----------   ----------  ------------

    Morgan Joseph fee (paid at close)                                                                                     2,656,040
                                                        ----------    ----------  ----------  ----------   ----------  ------------
CUMULATIVE                                              $8,791,919    $8,792,438  $9,871,743  $8,881,567   $8,920,695  $ 10,000,000
                                                        ----------    ----------  ----------  ----------   ----------  ------------
                                                                                Additional Liabilities to be Assumed:  $          -
                                                                                                                       ------------

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

                                    5 of 11

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:     03-13272
                                               REPORTING PERIOD: September, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS

                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                       CUMULATIVE
                                                           RII     RSC   EVELETH QS STEEL   ADJ.   TOTAL FEBRUARY    FILING TO DATE
                                                           ---     ---   ------- --------   ----   --------------    --------------
REVENUES
Gross Revenues                                                                                         $0.000          $ 298.036
Less:  Returns and Allowances                                                                                                  0
                                                          ------  ------  ------  ------   ------      ------         ----------
Net Revenue                                               $0.000  $0.000  $0.000  $0.000   $0.000      $0.000          $ 298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                          ------  ------  ------  ------   ------      ------         ----------
Cost of Goods Sold                                         0.000   0.000   0.000   0.000    0.000       0.000            252.662
Gross Profit                                              $0.000  $0.000  $0.000  $0.000   $0.000      $0.000          $  45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                                  4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                                   28.041
Rent and Lease Expense                                                                                                     4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                                        1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                                 14.156
Other (attach schedule)                                                                                                   12.726
                                                          ------  ------  ------  ------   ------      ------         ----------
Total Operating Expenses Before Depreciation               0.000   0.000   0.000   0.000    0.000       0.000             64.994
Depreciation/Depletion/Amortization                                                                                        6.342
                                                          ------  ------  ------  ------   ------      ------         ----------
Net Profit (Loss) Before Other Income & Expenses          $0.000  $0.000  $0.000  $0.000   $0.000      $0.000            (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                             0.940
Income from Unconsolidated Subsidiaries                                                                                    1.360
Interest Expense                                                                                                           5.015
Other Expense (attach schedule)                                                                                            0.164
                                                          ------  ------  ------  ------   ------      ------         ----------
Net Profit (Loss) Before Reorganization Items             $0.000  $0.000  $0.000  $0.000   $0.000      $0.000         ($  28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                                      8.975
Loss from SeverStal Transaction                                                                                          216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from
 Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                          ------  ------  ------  ------   ------      ------        ----------
Net Profit (Loss)                                         $0.000  $0.000  $0.000  $0.000   $0.000      $0.000        ($ 254.031)

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

                                                                      FORM MOR-2

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash Flow for further details of the Debtors' operations

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.:     03-13272

                                              REPORTING PERIOD:  September, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                  in $ millions

                                                                    CUMULATIVE
                                                  SEPTEMBER, 2004

BREAKDOWN OF "OTHER" CATEGORY                                     FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

            Per agreement with the office of the U.S. Trustee, this
                          page left intentionally blank

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272

                                               REPORTING PERIOD: September, 2004

                           CONSOLIDATING BALANCE SHEET

                                  in $ millions

                              The Balance Sheet is
   to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.


                                                         ROUGE        ROUGE STEEL     EVELETH
                                                       INDUSTRIES       COMPANY      TACONITE    QS STEEL       ADJ.
                                                       -----------   ------------   ----------   ---------   ---------
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                                    $       97.3
Restricted Cash and Cash Equivalents                                          6.5
Accounts Receivable (Net)                                     25.3           56.9                     11.1       (93.1)
Notes Receivable
Inventories
Prepaid Expenses                                                              0.7
Professional Retainers
Other Current Assets (attach schedule)
                                                       -----------   ------------   ----------   ---------   ---------
 TOTAL CURRENT ASSETS                                  $      25.3   $      161.5   $      0.0   $    11.1      ($93.1)
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment ("Waste Oxide")                                       9.0
Construction in Progress
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                (6.0)
                                                       -----------   ------------   ----------   ---------   ---------
 TOTAL PROPERTY & EQUIPMENT                            $       0.0   $        3.0   $      0.0   $     0.0   $     0.0
OTHER ASSETS
Long Term Receivable
Investment in Unconsolidated Subsidiaries                                     9.4          2.2                   (11.7)
Pension Related Assets                                                       15.3
                                                       -----------   ------------   ----------   ---------   ---------
 TOTAL OTHER ASSETS                                    $       0.0   $       24.7   $      2.2   $     0.0      ($11.7)

TOTAL ASSETS                                           $      25.3   $      189.2   $      2.2   $    11.1     ($104.8)

              LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable                                                                 1.3
Wages Payable
Accrued Vacation
Secured Debt / Adequate Protection Payments(2)                                0.9
Professional Fees
Other Postpetition Liabilities (attach schedule)
                                                       -----------   ------------   ----------   ---------   ---------
 TOTAL POSTPETITION LIABILITIES                        $       0.0   $        2.2   $      0.0   $     0.0   $     0.0

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                 75.2
Priority Debt                                                                 9.1          0.2         0.2
Unsecured Debt                                                39.0          302.8          0.0        42.7       (93.1)
                                                       -----------   ------------   ----------   ---------   ---------
 TOTAL PRE-PETITION LIABILITIES                        $      39.0   $      387.1   $      0.3   $    43.0      ($93.1)

 TOTAL LIABILITIES                                     $      39.0   $      389.3   $      0.3   $    43.0      ($93.1)

OWNER EQUITY
Capital Stock                                                        $        0.2
Additional Paid-In Capital                                                  130.3
Retained Earnings - Pre-Petition                             (13.6)         (59.6)         2.0         8.6
Retained Earnings - Post-Petition                             (0.1)        (223.0)                   (40.5)      (11.7)
Additional Minimum Pension Liability                                        (48.0)
                                                       -----------   ------------   ----------   ---------   ---------
 NET OWNER EQUITY                                           ($13.6)       ($200.0)  $      2.0      ($31.9)     ($11.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                   $      25.3   $      189.2   $      2.2   $    11.1     ($104.8)


                                                       BOOK VALUE @                   BOOK VALUE @
                                                        9/30/04       ADJUSTMENTS       9/30/04
                                                        (DEBTORS)         (1)             (SNA)
                                                       ------------   ------------   --------------
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                      $      97.3               -   $         97.3
Restricted Cash and Cash Equivalents                           6.5               -              6.5
Accounts Receivable (Net)                                      0.2             0.1              0.3
Notes Receivable                                               0.0               -                -
Inventories                                                    0.0               -                -
Prepaid Expenses                                               0.7               -              0.7
Professional Retainers                                         0.0               -                -
Other Current Assets (attach schedule)                         0.0               -                -
                                                       ------------   ------------   --------------
 TOTAL CURRENT ASSETS                                  $     104.8             0.1   $        104.9
PROPERTY AND EQUIPMENT
Real Property and Improvements                         $       0.0               -                -
Machinery and Equipment ("Waste Oxide")                        9.0               -              9.0
Construction in Progress                                       0.0               -                -
Leasehold Improvements                                         0.0               -                -
Vehicles                                                       0.0               -                -
Less Accumulated Depreciation                                  6.0               -             (6.0)
                                                       ------------   ------------   --------------
 TOTAL PROPERTY & EQUIPMENT                            $       3.0    $        0.0              3.0
OTHER ASSETS
Long Term Receivable                                           0.0             8.5              8.5
Investment in Unconsolidated Subsidiaries                      0.0               -              0.0
Pension Related Assets                                        15.3               -             15.3
                                                       ------------   ------------   --------------
 TOTAL OTHER ASSETS                                    $      15.3             8.5             23.8

TOTAL ASSETS                                           $     123.1             8.7   $        131.8

              LIABILITIES AND OWNER EQUITY             BOOK VALUE @
                                                        9/30/04

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable                                       $       0.0               -   $          0.0
Taxes Payable                                                  1.3               -              1.3
Wages Payable                                                  0.0               -                -
Accrued Vacation                                               0.0               -                -
Secured Debt / Adequate Protection Payments(2)                 0.9             2.2              3.2
Professional Fees                                              0.0               -                -
Other Postpetition Liabilities (attach schedule)               0.0               -                -
                                                       ------------   ------------   --------------
 TOTAL POSTPETITION LIABILITIES                        $       2.2             2.2              4.4

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                  75.2               -             75.2
Priority Debt                                                  9.6            (2.8)             6.9
Unsecured Debt                                               291.4            11.3            302.6
                                                       ------------   ------------   --------------
 TOTAL PRE-PETITION LIABILITIES                        $     376.2    $        8.5   $        384.7

 TOTAL LIABILITIES                                     $     378.4            10.8   $        389.1

OWNER EQUITY
Capital Stock                                          $       0.2               -              0.2
Additional Paid-In Capital                                   130.3               -            130.3
Retained Earnings - Pre-Petition                             (62.6)              -            (62.6)
Retained Earnings - Post-Petition                           (275.2)           (2.1)          (277.3)
Additional Minimum Pension Liability                         (48.0)              -            (48.0)
                                                       ------------   ------------   --------------
 NET OWNER EQUITY                                          ($255.2)           (2.1)          (257.3)
TOTAL LIABILITIES AND OWNERS' EQUITY                   $     123.1    $        8.7   $        131.8


NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Accrual Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.:     03-13272

                                              REPORTING PERIOD:  September, 2004

                       BALANCE SHEET - CONTINUATION SHEET

                                  in $ millions

                    ASSETS                                       SEPTEMBER, 2004

Other Current Assets

Other Assets

          LIABILITIES AND OWNER EQUITY                           SEPTEMBER, 2004

Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

      Per an agreement with the office of the U.S. Trustee, this page left intentionally blank.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272

                                               REPORTING PERIOD: September, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                 SEPTEMBER, 2004
                          ----------------------------------------------------------
                          BEGINNING     AMOUNT                              ENDING
                             TAX     WITHHELD OR  AMOUNT  DATE  CHECK NO.     TAX
                          LIABILITY    ACCRUED     PAID   PAID   OR EFT    LIABILITY
                          ---------  -----------  ------  ----  ---------  ---------
FEDERAL
Withholding                       0            0       0                           0
FICA-Employee                     0            0       0                           0
FICA-Employer                     0            0       0                           0
Unemployment                      0            0       0                           0
Income                            0            0       0                           0
                          ---------  -----------  ------                   ---------
   Total Federal Taxes    $     0.0  $       0.0  $  0.0                   $     0.0
STATE AND LOCAL
Withholding                       0            0       0                           0
Sales and Use                     0            0       0                           0
Excise                            0            0       0                           0
Unemployment                      0            0       0                           0
Real Property                     0            0       0                           0
Income and Franchise
Personal Property                 0            0       0                           0
                          ---------
   Total State and Local        0.0


TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.


                                                NUMBER OF DAYS PAST DUE (@ 9/30/04)
                                            Current   0-30  31-60  61-90  Over 90  Total
                                           ---------  ----  -----  -----  -------  -----
Accounts Payable
Wages Payable
Taxes Payable                                    1.3                                 1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments        3.2                                 3.2
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                           ---------                               -----
TOTAL POSTPETITION DEBTS                   $     4.4                               $ 4.4

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).


The Debtors have timely filed returns and made payments for any tax liabilities incurred during the post-petition period.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272

                                               REPORTING PERIOD: September, 2004

              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                  09/30/04
                                                                    --------

Total Accounts Receivable at the beginning of the reporting period  $      -

 + Amounts reclassed during the period
                                                                           -
 - Amounts collected during the period                                     -
                                                                    --------
Total Accounts Receivable at the end of the reporting period        $      -

ACCOUNTS RECEIVABLE AGING                                           09/30/04
                                                                    --------
  Unbilled amounts (est.)(1)                                        $    0.2
  0 - 30 days old                                                          -
  31 - 60 days old                                                         -
  61 - 90 days old                                                         -
  91+ days old                                                             -
                                                                    --------
  Total Accounts Receivable                                              0.2
    Plus: Reserves for Doubtful Accounts                                   -
                                                                    --------
  Accounts Receivable (Gross)                                       $    0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                    YES    NO
                                                                                ---    --
1. Have any assets been sold or transferred outside the normal course o
   business this reporting period?  If yes, provide an explanation below.              X

2. Have any funds been disbursed from any account other than a debtor in
   possession account this reporting period? If yes, provide an explanation            X
   below.

3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation below.(2)                                                                X

4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                    X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

2) The Estate's Federal Income Tax returns are currently under review by an accounting firm.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096                                            Enclosure(s)              23
ROUGE INDUSTRIES, INC                          Statement Date:     09/30/04
DEBTOR IN POSSESSION - DISBURSING ACCOUNT      Page 1 of 1
CASE NO 03-13272                               Account Number    5800683731
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                            5800683731      Beginning Balance:         54,623.25
Statement Period:  09/01/04 - 09/30/04      Deposits and Additions:   525,000.00
                                            Checks/Debits/Fees:       318,340.85
                                            Ending Balance:           261,282.40

CHECKS

DATE       CHECK #  REFERENCE    AMOUNT
----       -------  ---------    ------
09/09/04    1085    77509259     1,900.00
09/07/04*   1094    65315125    12,159.46
09/07/04    1095    85812082    13,061.80
09/10/04    1096    63600139     5,000.00
09/23/04    1097    08358450     5,000.00
09/09/04    1098    77500930     5,000.00
09/10/04    1099    70814842     5,000.00
09/07/04    1100    27818492       362.00
09/15/04    1101    54204594       238.33
09/20/04    1102    70418957    34,302.06
09/24/04    1103    40226540       569.25
09/22/04    1104    64114391   125,638.42
09/20/04    1105    70207470    18,120.74
09/16/04    1106    96555412       770.00
09/29/04    1107    72717967    11,391.30
09/29/04    1108    62622154       298.00
09/24/04    1109    04002292    53,480.64
09/30/04    1110    28813020     1,590.00
09/29/04    1111    72717578       565.80
09/29/04    1112    95852212       900.00
09/29/04*   1114    30317599       603.57
09/30/04    1115    28826122    15,950.48
09/29/04    1116    72726273     6,439.00

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE                   DESCRIPTION                 WITHDRAWALS   DEPOSITS
----                   -----------                 -----------   --------
09/13/04  INTERNAL TRFR CREDIT
          REF # 040913003889                                    375,000.00
09/30/04  INTERNAL TRFR CREDIT
          REF # 040930005385                                    150,000.00

DAILY ACCOUNT SUMMARY

DATE        WITHDRAWALS     DEPOSITS       BALANCE
----        -----------     --------       -------
08/31/04                                  54,623.25
09/07/04      25,583.26                   29,039.99
09/09/04       6,900.00                   22,139.99
09/10/04      10,000.00                   12,139.99
09/13/04                   375,000.00    387,139.99
09/15/04         238.33                  386,901.66
09/16/04         770.00                  386,131.66
09/20/04      52,422.80                  333,708.86
09/22/04     125,638.42                  208,070.44
09/23/04       5,000.00                  203,070.44
09/24/04      54,049.89                  149,020.55
09/29/04      20,197.67                  128,822.88
09/30/04      17,540.48    150,000.00    261,282.40

IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096 NA                                         ENCLOSURE(S)               0
ROUGE INDUSTRIES, INC                          STATEMENT DATE:     09/30/04
DEBTOR IN POSSESSION SALES PROCEEDS ACCT       PAGE 1 OF 1
CASE NO 03-13272                               ACCOUNT NUMBER    8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:              8603330591
Number of Days This Period:           30 Days
Avg. Available Balance:         95,642,681.92
Interest Earned This Year:         350,106.38

Beginning Balance:              95,912,877.91
Deposits and Additions:                400.00
Interest Paid:                      50,957.17
Checks/Debits/Fees:                745,223.24
Ending Balance:                 95,219,011.84

OTHER WITHDRAWALS AND DEPOSITS

 DATE                       DESCRIPTION                       WITHDRAWALS    DEPOSITS
 ----                       -----------                       -----------    --------
09/13/04   QUALIFIED TERMINAL DOM WIRE REF # 040913002836      47,933.32
09/13/04   INTERNAL TRANSFER-TERMINAL REF # 040913003889      375,000.00
09/24/04   DEPOSIT                                                             400.00
09/29/04   QUALIFIED TERMINAL DOM WIRE REF # 040929008323      12,449.30
09/29/04   QUALIFIED TERMINAL DOM WIRE REF # 040929008322      38,001.90
09/29/04   QUALIFIED TERMINAL DOM WIRE REF # 040929008901     121,838.72
09/30/04   INTEREST PAID                                                    50,957.17
09/30/04   INTERNAL TRANSFER-TERMINAL REF # 040930005385      150,000.00

DAILY ACCOUNT SUMMARY

  DATE     WITHDRAWALS   DEPOSITS       BALANCE
  ----     -----------   --------       -------
08/31/04                             95,912,877.91
09/13/04   422,933.32                95,489,944.59
09/24/04                    400.00   95,490,344.59
09/29/04   172,289.92                95,318,054.67
09/30/04   150,000.00    50,957.17   95,219,011.84

IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE


096 NA                                         ENCLOSURE(S)               0
ROUGE INDUSTRIES, INC D-I-P                    STATEMENT DATE:     09/30/04
PROFESSIONAL FEE CARVE OUT                     PAGE 1 OF 1
CASE NO 03-13272                               ACCOUNT NUMBER    8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:              8603339105
Number of Days This Period:           30 Days
Avg. Available Balance:          2,005,996.48
Interest Earned This Year:           7,065.25

Beginning Balance:               2,005,996.48
Deposits and Additions:                   .00
Interest Paid:                       1,068.77
Checks/Debits/Fees:                       .00
Ending Balance:                  2,007,065.25

OTHER WITHDRAWALS AND DEPOSITS

DATE        DESCRIPTION    WITHDRAWALS   DEPOSITS
09/30/04   INTEREST PAID                 1,068.77

DAILY ACCOUNT SUMMARY

DATE       WITHDRAWALS  DEPOSITS     BALANCE
08/31/04                           2,005,996.48
09/30/04                1,068.77   2,007,065.25

IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                End of Statement